Exhibit 10.2


                                PROMISSORY NOTE
                                ---------------


$196,068,300.00                                             New York, New York
                                                               August 26, 2005

      FOR VALUE RECEIVED RA 492 RIVER ROAD LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("492 River Borrower"), RA 100 EXECUTIVE DRIVE LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("100 Executive Borrower"), RA 200 EXECUTIVE DRIVE LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("200 Executive Borrower"), RA 35 PINELAWN ROAD LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("35 Pinelawn Borrower"), RA 80 GRASSLANDS ROAD LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("80 Grasslands Borrower"), RA 100 GRASSLANDS ROAD LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("100 Grasslands Borrower"), RA 150 MOTOR PARKWAY LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("150 Motor Borrower"), RA 660 WHITE PLAINS ROAD LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("660 White Plains Borrower"), and RA 225 HIGH RIDGE LLC, a Delaware limited liability company, having an address c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4833 ("225 High Ridge Borrower"; and 225 High Ridge Borrower, together with 492 River Borrower, 100 Executive Borrower, 200 Executive Borrower, 35 Pinelawn Borrower, 80 Grasslands Borrower, 100 Grasslands Borrower, 150 Motor Borrower and 660 White Plains Borrower, together with any permitted successors and assigns of each, each, a "Borrower" and collectively, "Borrowers"), collectively, as makers, hereby jointly and severally unconditionally promise and agree to pay to the order of UBS REAL ESTATE INVESTMENTS INC., a Delaware corporation ("Lender"), having an address at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019, as payee, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE HUNDRED NINETY SIX MILLION SIXTY EIGHT THOUSAND THREE HUNDRED AND 00/100 Dollars ($196,068,300.00), or so much thereof as is advanced pursuant to that certain Loan Agreement dated as of the date hereof, between Borrowers and Lender (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the "Loan Agreement"), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (this "Note") at the Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                           ARTICLE 1: PAYMENT TERMS

      Borrowers jointly and severally agree to pay the principal sum of this Note and the interest on the unpaid principal sum of this Note and all other amounts due under the Loan Agreement and the other Loan Documents, including, without limitation, the Yield Maintenance Premium (if applicable), at the rates and at the times specified in Article 2 of the Loan Agreement, and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and the other Loan Documents, including, without limitation, the Yield Maintenance Premium (if applicable), shall be due and payable in full on the Maturity Date.

                      ARTICLE 2: DEFAULT AND ACCELERATION

      The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                           ARTICLE 3: LOAN DOCUMENTS

      This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE 4: SAVINGS CLAUSE

      Notwithstanding anything to the contrary, (a) all agreements and communications between Borrowers and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrowers to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrowers to Lender or, if there is no such indebtedness, shall immediately be returned to Borrowers.

                           ARTICLE 5: NO ORAL CHANGE

      This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 6: WAIVERS

      Each Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of any Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on any Borrower shall be deemed to be a waiver of the obligation of Borrowers or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If any Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company shall not thereby be released from any liability. If any Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower," as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing two sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, as applicable, which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                              ARTICLE 7: TRANSFER

      Upon the transfer of this Note in accordance with the terms of the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE 8: EXCULPATION

      The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                           ARTICLE 9: GOVERNING LAW

            (A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWERS AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

            (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH BORROWER AND LENDER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH BORROWER AND LENDER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH BORROWER DOES HEREBY DESIGNATE AND APPOINT:

                  Paul, Hastings, Janofsky & Walker LLP
                  75 East 55th Street
                  New York, New York 10022
                  Attention: Robert J. Wertheimer, Esq.
                             Robert J. Grados, Esq.

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO EACH BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS

UPON SUCH BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

                       ARTICLE 10: WAIVER OF JURY TRIAL

      EACH BORROWER AND LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS NOTE, THE MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH BORROWER AND LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY SUCH OTHER PARTY.

                      ARTICLE 11: SUCCESSORS AND ASSIGNS

      This Note shall be binding upon, and shall inure to the benefit of, each Borrower and Lender and their respective successors and permitted assigns. Lender shall have the right to assign or transfer its rights under this Note in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note. No Borrower shall have the right to assign or transfer its rights or obligations under this Note without the prior written consent of Lender, as provided in the Loan Agreement, and any attempted assignment without such consent shall be null and void.

                              ARTICLE 12: NOTICES

      All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

                         ARTICLE 13: JOINT AND SEVERAL

      The covenants, agreements, obligations and liabilities of Borrowers hereunder are joint and several.

                        [NO FURTHER TEXT ON THIS PAGE]

      IN WITNESS WHEREOF, Borrowers have duly executed this Promissory Note as of the day and year first above written.


                     BORROWERS:
                     ---------

                     RA 492 RIVER ROAD LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By: /s/ Jason Barnett
                                     -------------------------
                                    Name: Jason Barnett
                                    Title:  Executive Vice President

                     RA 100 EXECUTIVE DRIVE LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By: /s/ Jason Barnett
                                     -------------------------
                                    Name:    Jason Barnett
                                    Title:   Executive Vice President

                     RA 200 EXECUTIVE DRIVE LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By:  /s/ Jason Barnett
                                      ------------------------------
                                    Name:    Jason Barnett
                                    Title:   Executive Vice President

                     RA 35 PINELAWN ROAD LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By: /s/ Jason Barnett
                                     ----------------------------------
                                    Name:    Jason Barnett
                                    Title:   Executive Vice President

                     RA 80 GRASSLANDS ROAD LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By:  /s/ Jason Barnett
                                      --------------------------------
                                    Name:    Jason Barnett
                                    Title:   Executive Vice President



                      RA 100 GRASSLANDS ROAD LLC,
                      a Delaware limited liability company

                      By:   Reckson Operating Partnership, L.P.,
                            a Delaware limited partnership, its sole member

                            By:   Reckson Associates Realty Corp.,
                                  a Maryland corporation, its general partner


                                  By:  /s/ Jason Barnett
                                       ----------------------------------
                                     Name:   Jason Barnett
                                     Title:  Executive Vice President

                     RA 150 MOTOR PARKWAY LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By:  /s/ Jason Barnett
                                      --------------------------------
                                    Name:    Jason Barnett
                                    Title:   Executive Vice President

                     RA 660 WHITE PLAINS ROAD LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By:  /s/ Jason Barnett
                                      --------------------------------
                                    Name:    Jason Barnett
                                    Title:   Executive Vice President


                     RA 225 HIGH RIDGE LLC,
                     a Delaware limited liability company

                     By:   Reckson Operating Partnership, L.P.,
                           a Delaware limited partnership, its sole member

                           By:   Reckson Associates Realty Corp.,
                                 a Maryland corporation, its general partner


                                 By:  /s/ Jason Barnett
                                      ------------------------------
                                    Name:    Jason Barnett
                                     Title:  Executive Vice President

                                ACKNOWLEDGMENTS
                                ---------------

STATE OF NEW YORK       )
                        )  ss.
COUNTY OF NEW YORK      )

      On the 26th day of August, in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared Jason Barnett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    /s/ Mary Lynn Sekosky
                                    ------------------------------------
                                    Notary Public

(NOTARIAL SEAL)
                                    My Commission Expires:



                        Signature Page to Note (Pool A)